UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 29, 2014
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2014, Jonathan Brodie informed Rand Logistics, Inc. (the “Company”) that he would resign as a Class II director on the Board of Directors of the Company (“Board”) effective immediately prior to the Company’s 2014 Annual Meeting of Stockholders (the “Meeting”). Mr. Brodie’s resignation was not caused by any disagreement with the Company on any matter related to the Company’s operations, policies, or practices.

Item 8.01. Other Events

Also on October 29, 2014, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

99.1           Press Release dated October 29, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: October 29, 2014	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer